Long-Term Incentive Awards - Assumptions Used in Valuation of Restricted Stock Awards Requiring Share Settlement Using Monte Carlo Simulation (Details) (2004 Amended and Restated Long-Term Incentive Plan, Market-based Objective Awards (share settled), USD $)
0 Months Ended
Feb. 28, 2012
2004 Amended and Restated Long-Term Incentive Plan | Market-based Objective Awards (share settled)
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Dividend yield	0.00%
Expected price volatility	65.00%
Risk-free interest rate	0.20%
Stock price (in dollars per share)	$ 5.28
Fair value (in dollars per share)	$ 5.28